Exhibit 10.1

THIRD AMENDMENT dated as of November 20, 2015 (this “Amendment”) to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of July 25, 2013, among NCR CORPORATION (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) (as amended and in effect prior to the effectiveness of this Amendment, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner set forth below, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended hereby).

SECTION 2.  Amendment of the Credit Agreement.  Effective as of the Third Amendment Effective Date (as defined below):

(a)  The definition of “Disqualified Equity Interest” in Section 1.01 of the Credit Agreement is amended by deleting the text “requires the payment of any dividend (other than dividends payable solely in Qualified Equity Interests) or that”.

(b)  The definition of “Qualifying Equity Proceeds” in Section 1.01 of the Credit Agreement is amended by deleting the text “120-day period” and replacing it with the text “270-day period”.

(c)  The definition of “Change in Control” in Section 1.01 of the Credit Agreement is amended by replacing clause (b) in its entirety with the following:

“(b) persons who were (i) directors of the Borrower on the date hereof, (ii) nominated or approved by the board of directors of the Borrower or (iii) appointed by directors who were directors of the Borrower on the date hereof or were nominated or approved as provided in clause (ii) above ceasing to occupy a majority of the seats (excluding vacant seats) on the board of directors of the Borrower;”

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)  This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  On the Third Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as though made on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.

(c)  On and as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Effectiveness.  This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include facsimile transmission or other electronic transmission of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and Lenders constituting the Required Lenders.

(b)  The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 4 hereof, in each case to the extent invoiced at least one Business Day prior to the Third Amendment Effective Date.

(c)  The Administrative Agent shall have received payment in immediately available funds from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on November 19, 2015, an amendment fee in an aggregate amount equal to 0.05% of the aggregate amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding at such time.

The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.  Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

SECTION 6.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.

(b)  On and after the Third Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(c)  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

SECTION 7.  Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.  Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,

by
/s/ Robert Fishman
Name: Robert Fishman
Title: Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,

by
/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: ROYAL BANK OF CANADA

by
/s/ Alexander Oliver
Name: Alexander Oliver
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: SunTrust Bank

by
/s/ Hays Wood
Name: Hays Wood
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

                                                   Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION,

by
/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

by
/s/ Lillian Kim
Name: Lillian Kim
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:	Mizuho Bank Ltd.

by
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: FIFTH THIRD BANK

by
/s/ Kenneth W. Deere
Name: KENNETH W. DEERE
Title: SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: HSBC Bank USA, National Association

by
/s/ Devin Moore
Name: Devin Moore
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:	PNC Bank, National Association

by
/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:	Compass Bank

by
/s/ W. Brad Davis
Name: W. Brad Davis
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:	TD Bank, N.A.

by
/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: SANTANDER BANK, N.A.

by
/s/ Gonzalo Acha
Name: GONZALO ACHA
Title: EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Sumitomo Mitsui Banking Corporation,

by
/s/ James Weinstein
Name: James Weinstein
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Citizens Bank, N.A.

by
/s/ Andrew J. Meara
Name: Andrew J. Meara
Title: SVP

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Regions Bank

by
/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: BNP Paribas

by
/s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

For any Lender requiring a second signature block:

by
/s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: US Bank, National Association

by
/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as Lender

by
/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: VP

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Branch Banking and Trust Company

by
/s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Assistant Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: KeyBank National Association

by
/s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of the West

by
/s/ Francesco Ingargiola
Name: Francesco Ingargiola
Title: Director

For any Lender requiring a second signature block:

by
/s/ Harry Yergey
Name: Harry Yergey
Title: Managing Director CBG Regional Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE
NCR CORPORATION CREDIT AGREEMENT

Name of Lender: The Bank of Nova Scotia

by
/s/ Winston Lua
Name: Winston Lua
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: CITIBANK, N.A.

by
/s/ James Walsh
Name: James Walsh
Title: Managing Director and Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Zions First National Bank

by
/s/ Thomas C. Etzel
Name: Thomas C. Etzel
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of China, New York Branch

by
/s/ Raymond Qiao
Name: Raymond Qiao
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Mercantil Commercebank, N.A.

by
/s/ John Viault
Name: John Viault
Title: Vice President

For any Lender requiring a second signature block:

by
/s/ Shalako Wiener
Name: Shalako Wiener
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: THE BANK OF NEW YORK MELLON

by
/s/ David B. Wirl
Name: DAVID B. WIRL
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Standard Chartered Bank

by
/s/ Pramita Saha
Name: Pramita Saha
Title: Executive Director

THE BANK OF EAST ASIA, LIMITED, NEW  YORK BRANCH,
as a Lender

by
/s/ James Hua
Name: James Hua
Title: SVP

by
/s/ Kitty Sin
Name: Kitty Sin
Title: SVP

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: FIRSTMERIT BANK, N.A.

by
/s/ Timothy Daniels
Name: Timothy Daniels
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: AMERICAN SAVINGS BANK, F.S.B.

by
/s/ Rian DuBach
Name: Rian DuBach
Title: FVP

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: First Commercial Bank, Ltd., New York Branch

by
/s/ Bill Wang
Name: Bill Wang
Title: S.V.P. & General Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Mega International Commercial Bank Co., Ltd
      Los Angeles Branch

by
/s/ Hung Tse Chen
Name: Hung Tse Chen
Title: VP & Deputy General Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Manufacturers Bank

by
/s/ Dirk Price
Name: Dirk Price
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: MODERN BANK, N.A.

by
/s/ Frank H.
Name: FRANK H.
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: FIRST NATIONAL BANK OF OMAHA

by
/s/ Andrew Wong
Name: Andrew Wong
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of the Cascades

by
/s/ Daniel J. Lee
Name: DANIEL J. LEE
Title: Chief Credit Officer

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: FIRST TENNESSEE BANK NATIONAL ASSOCIATION

by
/s/ Jamie M. Swisher
Name: Jamie M. Swisher
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:                                                                                                      SYNOVUS BANK

by
/s/ John R. Frierson
Name: John R. Frierson
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: UniCredit Bank AG, New York Branch

by
/s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Director

by
/s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: United Bank

by
/s/ Tom Wolcott
Name: Tom Wolcott
Title: SVP Shared National Credit